UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2013

UROPLASTY, INC.
(Exact name of registrant as specified in charter)

Minnesota	001-32632	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Feltl Road
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

952-426-6140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Uroplasty, Inc. (the Company) held its annual meeting of shareholders on September 12, 2013.  At the meeting, each of Thomas S. Jamison and James P. Stauner were reelected as class III directors to serve until the annual shareholder meeting in 2016 or until their successors are elected and qualify.

The Company’s shareholders also approved, by non-binding advisory vote, the Company’s compensation of its named executive officers as disclosed in the proxy statement for the 2013 annual meeting.  Shareholders holding a majority of the outstanding shares voted to hold a vote on executive compensation annually, and consistent with this non-binding advisory vote, the Board of Directors has determined that the Company will hold an annual advisory vote to approve the compensation of the named executive officers, commencing with the 2014 annual meeting of the shareholder’s and until the Board of Directors evaluates future shareholder advisory votes on the frequency of the advisory vote to approve the compensation of the named executive officers.  The Company is required to hold an advisory vote on frequency at least every six years.

The Company’s shareholders also approved an amendment of our 2006 Stock and Incentive Plan to increase the number of shares of our common stock available for awards granted under the plan by 750,000.

The Company’s shareholders also ratified the appointment of Grant Thornton LLP as Uroplasty’s independent registered public accounting firm for the year ending March 31, 2014.

As of the July 26, 2013 record date for the meeting, there were 20,934,245 shares of common stock issued and outstanding and 18,703,342 shares, or 89.34%, were represented at the annual meeting. The voting results were as follows:

1.	Election of Directors

	For	Withheld	Broker Non-Votes
Thomas A. Jamison	10,095,069	2,605,371	6,002,902
James P. Stauner	11,862,012	838,428	6,002,902

2.	Approve compensation to the Company’s named executive officers (non-binding)

For	Against	Abstain	Broker Non-Votes
7,727,224	4,917,377	55,839	6,002,902

3.	Recommend the frequency of non-binding votes on compensation to the Company’s named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,482,362	342,340	607,165	268,573	6,002,902

4.	Approve an amendment of our 2006 Stock and Incentive Plan to increase the number of shares available by 750,000

For	Against	Abstain	Broker Non-Votes
7,532,436	5,136,919	31,085	6,002,902

5.	Ratification of Auditors

For	Against	Abstain
18,544,146	79,651	79,545

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 13, 2013

UROPLASTY, INC.

	By:	/s/ Brett Reynolds
Brett Reynolds
Senior Vice President and Chief Financial Officer